Financial risk management - Interest rate risk (Details) $ in Thousands	12 Months Ended
Dec. 31, 2022 CAD ($)
Financial risk management
Percentage of interest on export prepayment agreement	6.95%
Increase Decrease In Percentage Of Interest Rate	10.00%
Amount of change in Net Loss due to plus or minus change in the interest rate	$ 1,008
Amount of change in Comprehensive Loss due to plus or minus change in the interest rate	$ 1,008